UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


             Date of Report: September 24, 2002
   (Date of Earliest Event Reported:  September 23, 2002)

                Commission File Number 1-4874


                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)



     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation or
   organization)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)


                       (713) 420-2600
    (Registrant's telephone number, including area code)

Item 5.  Other Events

     On September 23, 2002, we filed a press release responding to the proposed decision issued by the Federal Energy Regulatory Commission's (FERC) Chief Administrative Law Judge Curtis L. Wagner, Jr. Our response is included in this Current Report on Form 8-K as Exhibit 99.1 and is also currently available on our website, http://www.elpaso.com, in the section marked "news room".


Item 7.   Exhibits


(c) Exhibits

Exhibit
Number     Description
-------    ------------

99.1 Press Release - El Paso Corporation Responds to ALJ's Proposed Decision, dated September 23, 2002


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EL PASO CORPORATION



                                   By: /s/ JEFFREY I. BEASON
                                      --------------------------
                                           Jeffrey I. Beason
                                        Senior Vice President
                                           and Controller
                                      (Principal Accounting Officer)


Date:  September 24, 2002

                        Exhibit Index

Exhibit
Number     Description
-------    -----------

99.1 Press Release - El Paso Corporation Responds to ALJ's Proposed Decision, dated September 23, 2002